UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported)      March 13, 2006

Waters Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

01-14010	13-3668640
(Commission File Number)	(IRS Employer Identification No.)

34 Maple Street, Milford, Massachusetts	01757
(Address of Principal Executive Offices)	(Zip Code)

(508) 478-2000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
SIGNATURES

Item 8.01      Other Events.
The purpose of this Form 8-K is to provide information regarding products, both new and planned, to be presented at the Pittsburgh Conference on Analytical and Applied Spectroscopy (Pittcon). The conference is scheduled for March 13, 2006 through March 16, 2006 in Orlando, Florida U.S.A. These products are tools used by scientists in life science, industrial, and academic laboratories in their pursuit of better methods of treating diseases, monitoring the environment and manufacturing quality pharmaceuticals, chemicals, plastics, foods, beverages and numerous other products. Detailed descriptions of these products can be found within press releases posted at the Company’s web site (www.waters.com). Key products featured in these press releases include:
•	New Waters ACQUITY UPLC™ systems to expand the applications reach of UPLC technology including: the ACQUITY UPLC SQD™ system incorporating a new single quadrupole mass spectrometry detector; an ACQUITY UPLC optimized for amino acid analysis and an ACQUITY UPLC system optimized for bio-therapeutic analyses and peptide mapping.

•	New Waters ACQUITY UPLC modules and accessories to enhance system performance including: advanced and high sensitivity absorbance detection modules including a new tunable UV detector and new photodiode array detector; and a new column manager for multi-column applications and column temperature control.

•	New mass spectrometry instrumentation including a new liquid chromatography – time of flight device, the LCT Premier XE™.

•	New Software and Informatics offerings including: a new Method Validation Application Manager for Waters Empower™ software; a new version of Waters electronic laboratory notebook, eLab Notebook™ version 3; and a new versions of Waters scientific data management software, SDMS™ version 7.
This release contains “forward-looking” statements regarding future results and events, including statements regarding future growth and customer demand that involve a number of risks and uncertainties. For this purpose, any statements contained herein that are not statements of historical fact may be deemed forward-looking statements. Without limiting the foregoing, the words, “believes”, “anticipates”, “plans”, “expects”, “intends”, “appears”, “estimates”, “projects”, and similar expressions are intended to identify forward-looking statements. The forward-looking statements included in this release represent the Company’s estimates or views as of the date of this release report and should not be relied upon as representing the Company’s estimates or views as of any date subsequent to the date of this release. The Company specifically disclaims any obligation to update these forward-looking statements in the future.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATERS CORPORATION
Dated: March 14, 2006	By:	/s/ John Ornell
		Name:	John Ornell
		Title:	Vice President, Finance and Administration and Chief Financial Officer